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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: January 8, 1999                   Commission File No. 000-22347
                ---------------                                       ---------
(Date of earliest event reported)

                             ASCENT PEDIATRICS, INC.
                             -----------------------
             (Exact name of Registrant as specified in its Charter)

         DELAWARE                                       04-3047405
         --------                                       ----------
(State or other jurisdiction of               (IRS Employer Identification No.)
incorporation or organization)

187 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS          01887
-------------------------------------------------          -----
(Address of principal executive offices)                 (Zip Code)

                                 (978) 658-2500
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On December 30, 1998, Ascent Pediatrics, Inc. (the "Company") issued a press release announcing that it had received a Not-approvable letter from the United States Food and Drug Administration (the "FDA") on the Company's NDA for its acetaminophen extended release product, Feverall Extended Release Sprinkles. In the Not-approvable letter, the FDA primarily referred to deficiencies relating to the manufacture and packaging of the product.

     A copy of the press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

99.1       Press release dated December 30, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 8, 1999                  ASCENT PEDIATRICS, INC.



                                         /s/ John G. Bernardi
                                         -------------------------------------
                                         John G. Bernardi
                                         Vice President, Finance and Treasurer



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                                INDEX TO EXHIBITS

EXHIBIT
  NO.             DESCRIPTION
-------           -----------

99.1     Press release dated December 30, 1998.









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